UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Item 1. REPORT TO STOCKHOLDERS.

(a)
Semi-Annual Report 2022
For the fiscal period from April 1, 2022 through September 30, 2022
(Unaudited)

Matisse Discounted Closed-End Fund
Strategy

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Closed-End Fund Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Closed-End Fund Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Matisse Discounted Closed-End Fund Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Closed-End Fund Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Matisse or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Matisse Discounted Closed-End Fund Strategy:

See Our Web sites @ matissecap.com/funds
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear MDCEX Shareholder:
Enclosed please find the Semi-Annual Report for the Matisse Discounted Closed-End Fund Strategy (MDCEX; hereafter the “Fund”) for the period ending September 30, 2022. The Fund launched on October 31, 2012.
As fellow shareholders, we are disappointed with the Fund’s absolute performance over the past six months, but, relatively speaking, the Fund performed better than its primary benchmark (S&P 500 Index) as well as most of its secondary benchmarks. Three major factors contributed during the six-month period to the Fund’s performance relative to these indexes:
1.
Most closed-end fund discounts widened and NAVs decreased as most stock and bond markets around the globe dropped precipitously. For the six-month period, the average closed-end fund saw its discount widen by 260 bps. Specifically for our underlying portfolio of closed-end funds (“CEFs”), discount movement/capture within the Fund detracted 343 bps from our total return.

2.
In addition to the headwind of widening closed-end fund discounts, our exposure to foreign stocks was a relative performance drag, as the US dollar was exceptionally strong, and the MSCI EAFE index underperformed the S&P 500 by over 2 percentage points (for the 3/31/22 to 9/30/22 period).

3.
Our exposure to the Energy sector was a (relative) positive factor. Even though oil prices pulled back from over $100 to under $80 during the period, large-cap energy names only dropped about 4%[1], and MLPs only lost about 1%[2] (for the 3/31/22-9/30/22 period). Our energy and commodity holdings as a group only detracted about 2 percentage points from our return for the six months.

Average Annual Total Returns
Period ended September 30, 2022[1]	Six Months	One Year	Five Year	Since Inception 10/31/2012
MDCEX	-14.33%	-9.49%	+3.63%	+5.82%
S&P 500 Index	-20.20%	-15.47%	+9.23%	+12.01%
S-Network Composite Closed-End Fund Total Return Index	-17.53%	-21.14%	+1.34%	+4.37%
S&P Target Risk Moderate Index	-13.83%	-16.35%	+1.91%	+3.98%
MSCI EAFE Total Return Index	-23.29%	-25.13%	-0.84%	+3.61%
Bloomberg US Aggregate Bond Total Return Index	-9.22%	-14.60%	-0.27%	+0.88%
Returns longer than one year are annualized. The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to most recent month-end, please send a request to info@matissecap.com, or call Shareholder Services at 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. There is no guarantee that the Fund will pay or continue to pay distributions.

1 Information based on Ticker XLE - Energy Sector SPDR Fund for the period of 3/31/2022-9/30/2022.
2 Information based on Ticker AMLP – Alerian MLP ETF for the period of 3/31/2022 – 9/30/2022.

1.The Total Annual Fund Operating Expense for the Fund as disclosed in the most recent prospectus dated August 1, 2022 is 2.48%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any 12b-1 fees; (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions, (iv) acquired fund fees and expenses; (v) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (vi) borrowing costs (such as interest and dividend expense on securities sold short); (vii) taxes; and (viii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund. The Expense Limitation Agreement runs through July 31, 2023 and may be terminated by the Board of Trustees of the Fund at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and, therefore, are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the fund any amounts paid to the Advisor under the expense limitation agreement. However, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the Expense Limitation Agreement.
Management Outlook
Sharp, violent market moves. Surging inflation. A Federal Reserve moving from balance sheet expansion (as recently as April) to a panicked pushing of the Fed Funds rate above 3% for the first time since early 20083. 30-year mortgage rates above 7% for the first time since late 20004. Russia invading Ukraine. Relative strength on the economic front but significant uncertainty. The US dollar spiking to its highest level in 20 years5. Midterm elections looming. Interesting times!
In our experience, Investors usually dislike interesting times. That’s not new. What is new is the extent and breadth of the damage done to both stock and bond markets. It is truly historic.
Before we are accused of hyperbole, consider the following: with data back to the late 1970s (and likely beyond), the bond market never dropped more than 4% for the first three quarters of any calendar year6. Here in 2022, it is down over 14% YTD (Bloomberg US Aggregate Bond Total Return Index, as of 9/30/22). On the same basis, a 50/50 mix of the S&P 500 and this bond index never dropped more than 10% (even in 2002… even in 2008…)7. Here in 2022, it is now down 19%.
Here at Matisse, we embrace uncertainty and volatility, not least because it tends to translate into the strange world of closed-end funds as unusual volatility in discounts. Retail investors who own and trade CEFs tend to “magnify” underlying market moves by oscillating between panic (pushing CEF discounts wider when NAVs are falling), and ebullience (pushing discounts narrower when NAVs are rising). In either case, we are disciplined professionals who stand ready to buy or sell their mistakes.
The recent CEF discount environment provides a perfect example of the “panic” side of that equation. Year-to-date through 9/30/22, on top of the historic stock and bond market declines discussed above, the average CEF discount has widened by 5 percentage points, while the average Bond CEF discount has widened by more than 7 percentage points. The weighted average discount to NAV for our Fund’s holdings, as of September 30, 2022, is a shocking 29%. Seventy-one cents on the dollar for a diversified portfolio of well-managed CEFs with a 30-day SEC yield of 6.3%.
The Fund is fully invested, and we maintain a highly diversified portfolio with 35 holdings (as of the fiscal period ended September 30, 2022). Energy remains our largest sector exposure at 24% of the Fund, as discounts on MLP CEFs (about which we’ve spoken at length in previous communications) remain highly attractive. On a look-through basis, stocks represent 83% of our portfolio (as of 9/30/22), with approximately 70% of those US stocks.

3 Bloomberg. FEDL01 Index – US Federal Funds Effective Rate
4 Bloomberg. ILM3NAVG Index – Bankrate.com US Home Mortgage 30-Year Fixed National Average
5 Bloomberg. DXY Index – The US Dollar Index <USD vs Trade-Weighted Currency Basket
6 LBUSTRUU Index – Bloomberg US Aggregate Total Return
7 Historical Index performance for SPX Index, S&P 500 Index and SPTR Index, S&P 500 Index.

From a discount perspective, we believe the closed-end funds in our portfolio are very, very cheap. In fact, on a weighted average basis, our CEFs trade at a 29.1% discount to their NAVs (compare that to the average 15.1% discount since our audited composite track record began in 2006)!
With the bond market down so far, we believe bonds may finally offer truly attractive risk-adjusted long-term returns from today’s levels. Investment-grade corporate bonds are now priced to yield around 6-7% to maturity, for example. Despite the opportunities in our currently held Equity CEFs, you may see the Fund increase our bond allocation in coming months.
Our largest position (10.9%) in the Fund as of 9/30/22 is Tetragon Financial Group (TFG NA). This closed-end fund’s shares trade both in the US and overseas (London and Amsterdam). Despite a difficult market environment, it has increased its NAV at a double-digit annualized rate since its 2007 IPO (as of 8/31/22). Despite such underlying performance, high insider ownership8, share repurchases, and a regular quarterly dividend, the Fund still trades at a 67% discount to its August NAV as of 9/30/22. In the wonderful world of discount math, to merely return to half of its NAV, the price would have to increase 50% from here. It could take a while, but we believe the proper incentives are in place (high insider ownership), and the mechanisms to return NAV to shareholders (mergers & acquisitions, an IPO of one or more of Tetragon’s underlying divisions, a sale to a publicly traded investment firm, etc.) are available.
There are other, similar deals across the Fund’s underlying portfolio --- 10 of our current holdings trade for less than 80 cents on the dollar.
Sign Up for Matisse Funds Emails
We distribute important announcements and updates about the Fund via email. If you aren’t receiving our updates already, please visit https://www.matissecap.com/funds/sign-up/ to subscribe.
We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://www.matissecap.com/funds for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Closed-End Fund Strategy (MDCEX) and our investment approach.

Sincerely,

Eric Boughton, CFA Portfolio Manager & Chief Analyst Matisse Capital eric@matissecap.com (503) 210-3005	Bryn Torkelson President & CIO Matisse Capital bryn@matissecap.com (503) 210-3001

RCMAT1022006

8 Principal & Employee Ownership 36.3% as of June 30, 2022, Tetragon Half-Yearly Report 2022

Matisse Discounted Closed-End Fund Strategy
Schedule of Investments
(Unaudited)
As of September 30, 2022
	Shares	Value (Note 1)
CLOSED-END FUNDS - 100.36%
Aberdeen Asia Pacific Income Fund	5,420	$ 13,659
ASA Gold and Precious Metals Ltd.	20,200	253,106
Blackrock Health Sciences Trust, Inc.	82,000	1,224,260
Blackrock Science & Technology Trust, Inc.	9,931	175,183
Blackrock Innovation& Growth Trust	210,000	1,526,700
Blackrock Capital Allocation Trust	35,640	485,060
Blackrock ESG Capital Allocation Trust	100,000	1,281,000
Central And Eastern Europe Fund, Inc.	33,995	224,707
(a) ClearBridge MLP & Midstream Fund, Inc.	58,000	1,728,400
Clearbridge Energy Midstream Fund, Inc.	28,992	725,090
Clearbridge Energy MLP Total Return Fund, Inc.	50,000	1,315,500
Cushing Nextgen Infrastructure Fund	8,727	320,106
Destra Multi-Alternative Fund	155,340	1,009,710
Dividend and Income Fund	125,000	1,297,500
Ecofin Sustainable and Social Impact Term Fund	15,876	202,260
European Equity Fund, Inc.	48,342	300,209
(a) Goldman Sachs MLP Energy and Renaissance Fund, Inc.	182,000	2,184,000
Highland Income Fund	135,000	1,312,200
Highland Global Allocation Fund	27,420	239,102
Kayne Anderson Energy Infrastructure Fund, Inc.	43,219	305,558
* Mexico Equity & Income Fund, Inc.	113,100	853,905
The Mexico Fund, Inc.	63,904	832,669
Morgan Stanley India Investment Fund, Inc.	7,700	179,179
Morgan Stanley China Share Fund, Inc.	94,700	1,279,397
Neuberger Berman MLP & Energy Income Fund	22,800	139,536
Neuberger Berman Next Generation Connect	160,000	1,510,400
Nexpoint Diversified Real Estate Fund	125,000	1,568,750
Pershing Square Holdings Ltd.	105,771	3,194,813
PIMCO Energy & Tactical Credit Opportunities Fund	162,000	2,191,860
Seven Hills Realty Trust	200,000	1,824,000
Tetragon Financial Group Ltd.	420,000	3,964,800
The Korea Fund	9,718	186,684
* Third Point Offshore Investors Ltd.	76,661	1,533,220
Tortoise Energy Infrastructure Corp.	26,000	778,700
Western Asset Emerging Markets Debt Fund, Inc.	40,000	319,200
Total Closed-End Funds (Cost $42,307,596)		36,480,423

SHORT-TERM INVESTMENT - 0.32%
Fidelity Institutional Money Market Funds - Government Portfolio, 2.91% §	116,081	116,081

Investments, at Value (Cost $42,423,677) - 100.68%		$ 36,596,504
Liabilities in Excess of Other Assets - (0.68%)		(247,587)
Net Assets - 100.00%		$ 36,348,917

		(Continued)

Matisse Discounted Closed-End Fund Strategy
Schedule of Investments - Continued
(Unaudited)
As of September 30, 2022

Summary of Investments
by Sector
	% of Net Assets	Value
Closed-End Funds	100.36%	$ 36,480,423
Short-Term Investment	0.32%	116,081
Liabilities in Excess of Other Assets	(0.68%)	(247,587)
Total Net Assets	100.00%	$ 36,348,917

* Non-income producing investment.
§ Represents 7-day effective SEC Yield as of September 30, 2022.
(a) Securities pledged as collateral for margin/borrowings.
The following acronym or abbreviation is used in this Schedule:
MLP - Master Limited Partnership

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Assets and Liabilities
(Unaudited)
As of September 30, 2022

Assets:
Investments, at value (cost $42,408,046)	$36,596,504
Cash	20,138
Receivables:
Fund shares sold	719
Dividends and interest	46,057

Prepaid Expenses:
Insurance expenses	1,300

Total assets	36,664,718

Liabilities:
Payables:
Investments purchased	238,853
Accrued expenses:
Advisory fees	18,515
Other Operational expenses	32,607
Professional fees	25,397
Trustee fees and meeting expenses	429

Total liabilities	315,801

Net Assets	$36,348,917

Net Assets Consist of:
Paid in Interest	$38,623,909
Accumulated Deficit	(2,274,992)

Net Assets	$36,348,917

Institutional Class shares outstanding, no par value (unlimited authorized shares)	6,529,167
Net Assets	$36,348,917
Net Asset Value, Offering Price, and Redemption Price Per Share	$5.57

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Operations
(Unaudited)
For the fiscal period ended September 30, 2022

Investment Income:
Dividends	$1,064,109

Total Investment Income	1,064,109

Expenses:
Advisory fees (note 2)	194,700
Administration fees (note 2)	22,229
Professional fees	20,031
Transfer agent fees (note 2)	19,242
Fund accounting fees (note 2)	17,464
Registration and filing expenses	17,385
Compliance fees (note 2)	9,481
Custody fees (note 2)	9,057
Trustee fees and meeting expenses (note 3)	4,758
Shareholder fulfillment fees	3,003
Security pricing fees	2,467
Other operational expenses (note 2)	2,196
Interest expenses (note 8)	1,888
Insurance fees	1,829

Total Expenses	325,730

Fees waived by the Advisor (note 2)	(78,008)

Net Expenses	247,722

Net Investment Income	816,387

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain from:
Investments	556,122
Capital gain distributions from underlying funds	31,364
Total net realized gain	587,486

Net change in unrealized appreciation (depreciation) on investments	(7,901,497)

Net Realized and Unrealized Loss on Investments	(7,314,011)

Net Decrease in Net Assets Resulting from Operations	$(6,497,624)

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statements of Changes in Net Assets
			September 30,	March 31,
For the fiscal year or period ended			2022 (a)	2022

Operations:
Net investment income			$816,387	$427,574
Net realized gain from investment transactions			556,122	125,109,318
Capital gain distributions from underlying funds			31,364	2,156,677
Net change in unrealized appreciation (depreciation) on investments			(7,901,497)	(90,869,632)

Net Increase (Decrease) in Net Assets Resulting from Operations			(6,497,624)	36,823,937

Distributions to Shareholders:
Institutional Class Shares			(1,626,090)	(116,328,624)

Decrease in Net Assets Resulting from Distributions			(1,626,090)	(116,328,624)

Beneficial Interest Transactions:
Shares sold			7,285,962	15,662,842
Reinvested dividends and distributions			1,168,464	111,493,351
Shares repurchased			(7,050,604)	(329,503,696)

Increase (Decrease) from Beneficial Interest Transactions			1,403,822	(202,347,503)

Net Decrease in Net Assets			(6,719,892)	(281,852,190)

Net Assets:
Beginning of Period			43,068,809	324,920,999
End of Period			$36,348,917	$43,068,809

	September 30,		March 31,
	2022 (a)		2022

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,168,993	$7,285,962	2,034,431	$15,662,842
Reinvested dividends and distributions	200,790	1,168,464	15,546,718	111,493,351
Shares repurchased	(1,171,658)	(7,050,604)	(46,992,070)	(329,503,696)
Net Increase (Decrease) in Shares of
Beneficial Interest	198,125	$1,403,822	(29,410,921)	$(202,347,503)

(a) Unaudited.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Financial Highlights

For a share outstanding during each	September 30,		March 31,
of the fiscal years or period ended	2022	(f)	2022		2021		2020		2019		2018

Net Asset Value, Beginning of Period	$ 6.80		$ 9.09		$ 6.16		$ 10.09		$ 11.10		$ 10.36

Income (Loss) from Investment Operations:
Net investment income (e)	0.13		0.01		0.16		0.28		0.20		0.13
Net realized and unrealized gain (loss)
on investments	(1.10)		1.16		3.67		(3.19)		0.31		0.99

Total from Investment Operations	(0.97)		1.17		3.83		(2.91)		0.51		1.12

Less Distributions:
Dividends (from net investment income)	(0.26)		(0.54)		(0.67)		(0.39)		(0.38)		(0.20)
Distributions (from capital gains)	-		(2.92)		(0.23)		(0.63)		(1.14)		(0.18)

Total Distributions	(0.26)		(3.46)		(0.90)		(1.02)		(1.52)		(0.38)

Net Asset Value, End of Period	$ 5.57		$ 6.80		$ 9.09		$ 6.16		$ 10.09		$ 11.10

Total Return (a)	(14.33)%	(h)	14.29%		64.68%		(32.01)%		6.53%		10.89%

Net Assets, End of Period (in thousands)	$ 36,349		$43,069		$ 324,921		$175,406		$49,234		$ 94,049

Ratios of:
Interest Expense to Average Net Assets	0.01%	(g)	0.00%	(d)	0.02%		0.13%		0.14%		0.00%
Gross Expenses to Average Net Assets(b)	1.66%	(c)(g)	1.19%	(c)	1.23%	(c)	1.66%	(c)	1.55%	(c)	1.33%
Net Expenses to Average Net Assets(b)	1.26%	(c)(g)	1.19%	(c)	1.23%	(c)	1.37%	(c)	1.38%	(c)	1.25%
Net Investment Income to Average
Net Assets(b)	2.08%	(g)	0.16%		2.02%		3.04%		2.02%		1.19%

Portfolio turnover rate	21.58%	(h)	33.89%		42.63%		101.38%		55.00%		71.82%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States, and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns from shareholder transactions.

(b)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(c) Includes interest expense.
(d) Less than 0.01% per share.
(e)	Calculated using the average shares method.
(f) Unaudited.
(g) Annualized.
(h) Not annualized.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022

1.  Organization and Significant Accounting Policies
The Matisse Discounted Closed-End Fund Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a separate diversified series of the Trust.
The Fund’s investment advisor, Deschutes Portfolio Strategy, LLC, dba Matisse Capital, (the “Advisor”), seeks to achieve the Fund’s investment objective of long-term capital appreciation and income by investing in unaffiliated closed-end funds that pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values. The Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings, for investment purposes, in discounted closed-end funds.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.
Investment Valuation
The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares.  There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.
Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2022, for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$36,480,423	$36,480,423	$-	$-
Short-Term Investment	116,081	116,081	-	-
Total Assets	$36,596,504	$36,596,504	$-	$-

(a)	The Fund had no Level 3 securities as of the fiscal period ended September 30, 2022.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
Distributions
The Fund may declare and distribute dividends from net investment income, if any, quarterly. Distributions from capital gains, if any, are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.
Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.
Risk Considerations
Closed-End Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value. When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment. Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price. If a close-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return. Third, many closedend funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds. Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices. Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.
Control of Closed-End Funds Risk. Although the Fund and the Advisor will evaluate regularly each closed-end fund in which the Fund invests to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a closed-end fund. The investment advisor to each closed-end fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.
Fixed Income Securities Risk. When the closed-end funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.
COVID-19 and Other Infectious Illnesses Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. Fluctuations in the value of equity securities held by the closed-end funds will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In 7 addition, equity securities have experienced significantly more volatility in returns than other asset classes.
Foreign Securities Risk. The Fund may invest in foreign securities. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
-
ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulator, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in this prospectus and the Fund’s Statement of Additional Information.
Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Quantitative Model Risk. Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Leverage Risk. The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing. Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price. The Fund will also incur borrowing costs in connection with its use of leverage. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leverage risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default, and/or bankruptcy.
Management Style Risk. Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions. The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds. Each type of investment tends to go through cycles of performing better or worse than the market in general. The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Money Market Mutual Fund Risk. The Fund may invest in money market mutual funds in order to manage its cash component. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.
2.  Transactions with Related Parties and Service Providers
Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.99% of the Fund’s average daily net assets.  For the fiscal period ended September 30, 2022, $194,700 in advisory fees were incurred by the Advisor, of which $78,008 were waived by the Advisor.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund. The current term of the Expense Limitation Agreement remains in effect until July 31, 2023.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup from the Fund any expenses paid by the Advisor under the Expense Limitation Agreement.
Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of September 30, 2022, the Administrator received $2,196 in miscellaneous expenses.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
A breakdown of these fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (Average monthly)	Fund Accounting Fees (asset-based fee)		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate		Net Assets	Annual Rate	Per state
First $100 million	0.100%	First $200 million	0.020%	$2,250	First $50 million	0.02%	$150
Next $100 million	0.090%	Over $200 million	0.009%	$500/ additional class	Next $50 million	0.015%
Next $100 million	0.080%				Over $100 million	0.01%
Next $100 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $100 million	0.060%
Over $500 million	0.050%
Over $750 million	0.040%
Over $1 billion	0.030%

The Fund incurred $22,229 in administration fees, $9,057 in custody fees, and $17,464 in fund accounting fees for the fiscal period ended September 30, 2022.
Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.
Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.
Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor. For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.
3.   Trustees and Officers
The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues. The Trust reimbursed each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the period as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.
Certain officers of the Trust may also be officers of the Administrator.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
4.  Purchases and Sales of Investment Securities
For the fiscal period ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Purchases of Securities	Proceeds from Sales of Securities
$9,084,017	$8,293,788

5.  Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.
Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns during the open years ended March 31, 2019 through March 31, 2022, and through the fiscal period ended September 30, 2022, and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal period ended September 30, 2022, the Fund did not incur any interest or penalties.
Distributions during the year or period ended were characterized for tax purposes as follows:
	September 30, 2022	March 31, 2022
Ordinary Income	$ 1,626,090	$ 44,216,173
Long-Term Capital Gains	-	72,112,451
Total Distribution	$ 1,626,090	$116,328,624

As of September 30, 2022, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$42,423,677

Unrealized Appreciation	1,702,147
Unrealized Depreciation	(7,529,320)
Net Unrealized Depreciation	$(5,827,173)

6.  Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2022, Charles Schwab & Co., Inc. held 52.07% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares of record owned by Charles Schwab & Co., Inc. are also owned beneficially.
7.  Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
8.   Borrowings
The Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.
Interest is based on the Federal Funds rate plus 1.57% on the first $100,000, the Federal Funds rate plus 1.07% on the next $900,000, the Federal Funds rate plus 0.75% on balances between $1,000,000 and $3,000,000, and the Federal Funds rate plus 0.75% on balances greater than $3,000,000. The average borrowing during the fiscal period ended September 30, 2022, was $350,000, and the average interest rate during the same period was 0.38%.
Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The Fund had no borrowings as of the fiscal period ended September 30, 2022.  Total interest expense for the fiscal period was $1,888 as reflected in the Statement of Operations.
9.  Subsequent Events
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of September 30, 2022

1.	Proxy Voting Policies and Voting Record
A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.
3.	Tax Information
We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Fund’s fiscal period ended September 30, 2021.
During the fiscal period, the Fund paid $1,626,090 in income distributions but no long-term capital gain distributions.
Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.
4.	Schedule of Shareholder Expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022, through September 30, 2022.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of September 30, 2022

Institutional Class Shares	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 856.70	$5.87
	$1,000.00	$1,018.75	$6.38
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized net expense ratio of 1.26%, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six-month period).
5.   Approval of Investment Advisory Agreement
In connection with the regular Board meeting held on March 10, 2022, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.
In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreements. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Advisor began managing the Fund (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies, and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares (although no portion of the investment advisory fee was targeted to pay distribution expenses). The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and financial condition.
After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies, and limitations. The Trustees noted that the Fund outperformed both the peer group and category averages for the 1-year period, and the Fund’s 5-year and since-inception results were above the category but below the peer group. The Trustees also noted that, other than the S&P 500, the Fund outperformed the Indexes presented for all time periods.
After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
Fees and Expenses.  The Trustees noted that the management fee for the Fund was higher than the average of the peer group and category but was in line with other similar accounts managed by the Advisor. The Trustees also noted that the expense ratio for the Fund was lower than the category average but higher than the peer group average. The Trustees further discussed that the Advisor believed this was due primarily to the small size of the Fund relative to those comparison groups.  The Trustees considered the Advisor’s unique research and investment process in evaluating the reasonableness of its management fee.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of September 30, 2022

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv)
Profitability.  The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months. The Board noted that the Advisor realized a profit for the Fund for the prior twelve months of operations. The Board considered the quality of the Advisor’s service to the Fund, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels but noted the Advisor’s willingness to consider breakpoints in the future as assets grow. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.

Rev. 06/2020
FACTS	WHAT DOES THE MATISSE DISCOUNTED CLOSED-END FUND STRATEGY DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■Social Security number and assets
■Account balances and transaction history
■Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matisse Discounted Closed-End Fund Strategy chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-773-3863

Who we are
Who is providing this notice?	The Starboard Investment Trust, on behalf of the Matisse Discounted Closed-End Fund Strategy, a series of the Trust.

What we do
How does the Matisse Discounted Closed-End Fund Strategy protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Matisse Discounted Closed-End Fund Strategy collect my personal information?
We collect your personal information, for example, when you
■Open an account or give us your account information
■Make deposits or withdrawals from our account
■Pay us by check or make a wire transfer
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■Sharing for affiliates’ everyday business purposes – information  about your creditworthiness
■Affiliates from using your information to market to you
■Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Deschutes Portfolio Strategies, the investment advisor, is an affiliate of the Matisse Discounted Closed-End Fund Strategy.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■   The Matisse Discounted Closed-End Fund Strategy does not share information with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Matisse Discounted Closed-End Fund Strategy does not jointly market.

Matisse Discounted Closed-End Fund Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services	Deschutes Portfolio Strategies
116 South Franklin Street	4949 Meadows Road
Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Suite 200 Lake Oswego, Oregon 97035

Telephone: 800-773-3863 World Wide Web @: ncfunds.com	Telephone: 503-210-3001 World Wide Web @: matissecap.com/funds

Semi-Annual Report 2022
For the fiscal period from April 1, 2022 through September 30, 2022
(Unaudited)

Matisse Discounted Bond
CEF Strategy

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Bond CEF Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Bond CEF Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Matisse Discounted Bond CEF Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Bond CEF Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Matisse or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Matisse Discounted Bond CEF Strategy:

See Our Web sites @ matissecap.com/funds
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear MDFIX Shareholder:
Enclosed please find the Semi-Annual Report for the Matisse Discounted Bond CEF Strategy (MDFIX; hereafter the “Fund”) for the period ending September 30, 2022. The Fund launched on April 30, 2020.
As fellow shareholders, we are disappointed with the Fund’s absolute performance over the past six months, but, relatively speaking, the Fund lost less than its closed-end fund (CEF) benchmark. Here are the major factors that contributed during the six-month period to the Fund’s performance relative to its indexes:
1.
Most CEF discounts widened and NAVs decreased as bond markets around the globe dropped precipitously. For the six-month period, the average bond CEF saw its discount widen by 328 bps. Specifically for our underlying portfolio of bond CEFs, however, discount movement/capture within the Fund detracted only 160 bps from our total return.

2.
Our exposure to lower-rated bonds detracted from returns during the period, as the Bloomberg VLI: High Yield Index (see performance chart below) lost -11.26%, more than investment-grade bonds, where, for example, the Bloomberg US Aggregate Bond Total Return Index lost -9.22%. Note that, although we typically maintain a portfolio with more investment-grade bonds than non-investment-grade bonds (and did so throughout the period), we believe non-investment-grade bonds played, and may continue to play, an important role in our results.

3.
Breaking down our total return into the three main sectors of the Bond market, we had negative contributions from all three: Taxable US Bond CEFs detracted about 6 percentage points, Foreign Bonds detracted about 4 percentage points, and Muni Bonds detracted about 7 percentage points.

4.
The cash collected by the Fund from its underlying CEFs totaled about 3.6% during the six-month period. This is an important, and steady, driver of alpha for the Fund, since we collect this cash effectively “at-NAV” from CEFs purchased at substantial discounts to NAV. We do so even in the absence of discount movement, therefore, this factor can potentially add alpha (since a fixed cash distribution per share divided by a lower share price creates a higher yield than when divided by a higher NAV). Cash distributions as a percentage of our NAV are meaningfully higher this year than last---a reflection of mostly steady or increasing per-share cash distributions from underlying CEFs (aided by a now-higher rate environment), as well as our lower NAV.

Average Annual Total Returns
Period ended September 30, 2022[1]	Six Months	YTD	One Year	Since Inception 4/30/2020
MDFIX	-15.75%	-21.10%	-21.09%	+3.83%
Bloomberg US Aggregate Bond Total Return Index	-9.22%	-14.61%	-14.60%	-6.00%
Bloomberg VLI: High Yield Index	-11.26%	-15.54%	-14.95%	+0.93%
FT Taxable Fixed Income CEF Index	-17.02%	-24.17%	-23.58%	+2.46%
Returns longer than one year are annualized. The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to most recent month-end, please send a request to info@matissecap.com, or call Shareholder Services at 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. There is no guarantee that the Fund will pay or continue to pay distributions.

1.The Total Annual Fund Operating Expense for the Fund as disclosed in the most recent prospectus dated August 1, 2022 is 3.10%. The Net Operating Expense for the Fund in the most recent prospectus dated August 1, 2022 is 2.71%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund. This contractual arrangement is in effect through July 31, 2023, unless earlier terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and therefore are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
Management Outlook
Sharp, violent bond market moves. Surging inflation. A Federal Reserve moving from balance sheet expansion (as recently as April) to a panicked pushing of the Fed Funds rate above 3% for the first time since early 20081. 30-year mortgage rates above 7% for the first time since late 20002. Russia invading Ukraine. Relative strength on the economic front but significant uncertainty. The US dollar spiking to its highest level in 20 years3. Midterm elections looming. Interesting times!
In our experience, Investors usually dislike interesting times. That’s not new. What is new is the extent and breadth of the damage done to both stock and bond markets. It is truly historic.
Before we are accused of hyperbole, consider the following: with data back to the late 1970s (and likely beyond), the bond market never dropped more than 4% for the first three quarters of any calendar year4. Here in 2022, it is down over 14% YTD (Bloomberg US Aggregate Bond Total Return Index, as of 9/30/22).
Here at Matisse, we embrace uncertainty and volatility, not least because it tends to translate into the strange world of closed-end funds as unusual volatility in discounts. Retail investors who own and trade CEFs tend to “magnify” underlying market moves by oscillating between panic (pushing CEF discounts wider when NAVs are falling), and ebullience (pushing discounts narrower when NAVs are rising). In either case, we are disciplined professionals who stand ready to buy or sell their mistakes.
The recent CEF discount environment provides a perfect example of the “panic” side of that equation. Year-to-date through 9/30/22, on top of the historic bond market decline discussed above, the average Bond CEF discount has widened by more than 7 percentage points. In fact, the average Bond CEF (as of 9/30/22) now trades at a larger discount to NAV than on 3/31/20---the heart of the COVID-19 pandemic! The weighted average discount to NAV for our Fund’s holdings, as of September 30, 2022,is 13.6%, with a 30-day SEC yield of 8.8%. Consider that at the end of 2021, our CEF holdings were discounted only 7.0%, with a 30-day SEC yield of 3.3%.
The Fund is fully invested, and we maintain a highly diversified portfolio with 54 holdings (as of the fiscal period ended September 30, 2022). We have broad sector diversification, with about 30% Muni, 29% Foreign, and 41% US Taxable Bond. Our effective duration is approximately 7 years (duration measures the sensitivity of a bond portfolio to changes in interest rates. A duration of 7 indicates that, all else equal, a portfolio of bonds will lose 7% due to an increase of 1 percentage point in interest rates, or gain 7% due to a decrease of 1 percentage point in interest rates.).  As of the quarter-end, the portfolio is in line with our expectations.

1 Bloomberg. FEDL01 Index – US Federal Funds Effective Rate
2 Bloomberg. ILM3NAVG Index – Bankrate.com US Home Mortgage 30-Year Fixed National Average
3 Bloomberg. DXY Index – The US Dollar Index <USD vs Trade-Weighted Currency Basket
4 LBUSTRUU Index – Bloomberg US Aggregate Total Return

The “Lost Interest Decade”
For several decades, the Fed’s easy money policies have helped to keep bond returns anemic. In fact, unless you bought in 2008 or earlier, an investment in bonds (Bloomberg US Aggregate Bond Total Return Index) has lost money in real terms as of today. Low rates have led to a “lost interest decade” similar to the “lost decade” for stocks coming out of the late 1990s tech/internet bubble.
In a logical response to this environment, we’ve seen bonds shrink secularly as part of many investors’ portfolios. Large pension funds and endowments today are more likely to have the non-public-equity portion of their portfolios in hedge funds, venture capital, and private equity than in bonds. Some have only token exposure to bonds, or none at all.
Well, in our opinion, all that has changed. With the bond market down so far, we believe bonds may finally offer truly attractive risk-adjusted long-term returns from today’s levels. Investment-grade corporate bonds are now priced to yield around 6-7% to maturity, for example. We feel that Bond CEFs are providing an even more attractive opportunity right now than general Bonds, as many Bond CEFs are attractively discounted, have generous payout policies, are well-diversified, and use leverage. We believe that discount opportunities abound across various Bond CEF sectors.
We believe MDFIX, therefore, represents not only a highly discounted opportunity in its own right, but instant access to a diversified portfolio in an asset class that may now be poised (finally) to deliver solid yield and total return.
Sign Up for Matisse Funds Emails
We distribute important announcements and updates about the Fund via email. If you aren’t receiving our updates already, please visit https://www.matissecap.com/funds/sign-up/ to subscribe.
We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://www.matissecap.com/funds for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Bond CEF Strategy (MDFIX) and our investment approach.

Sincerely,

Eric Boughton, CFA Portfolio Manager & Chief Analyst Matisse Capital eric@matissecap.com (503) 210-3005	Bryn Torkelson President & CIO Matisse Capital bryn@matissecap.com (503) 210-3001

RCMAT1022007

Matisse Discounted Bond CEF Strategy
Schedule of Investments
(Unaudited)
As of September 30, 2022
		Shares	Value (Note 1)
CLOSED-END FUNDS - 85.41%
	Aberdeen Asia Pacific Income Fund	570,000	$ 1,436,401
	Angel Oak Financial Strategies Income Term Trust	73,616	986,454
	Apollo Tactical Income Fund, Inc.	68,837	810,900
	Ares Dynamic Credit Allocation Fund, Inc.	60,105	706,234
	Barings Global Short Duration High Yield Fund	10,988	134,273
	Blackrock Debt Strategies Fund, Inc.	3,000	26,760
	BlackRock MuniYield New York Quality Fund, Inc.	15,000	141,450
	Blackstone Strategic Credit Fund	854	9,078
	Blackstone/GSO Long-Short Credit Income Fund	53,170	579,553
	BNY Mellon High Yield Strategies Fund	15,490	93,095
	BNY Mellon Municipal Income Fund, Inc.	269,838	569,358
(a)	Brandywine Global Income Opportunities Fund, Inc.	140,000	1,066,800
	Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund	4,864	88,038
	Delaware Ivy High Income Opportunities Fund	50,659	511,149
	DoubleLine Income Solutions Fund	32,028	432,058
	Eaton Vance California Municipal Bond Fund	107,178	1,028,909
	Eaton Vance California Municipal Income Trust	18,170	154,627
	Eaton Vance New York Municipal Bond Fund	114,287	965,725
	Federated Hermes Premier Municipal Income Fund	44,588	461,040
	First Trust Aberdeenglobal Opportunity	4,872	26,604
	First Trust High Yield Opportunity Fund	33,688	453,777
	First Trust High Income Long/Short Fund	2,500	27,100
	First Trust Senior Floating Rate Income Fund	74,274	741,997
	Invesco Pennsylvania Value Municipal Income Trust	7,152	69,031
	Invesco Trust for Investment Grade New York Municipals	35,794	342,191
	KKR Opportunities Fund	34,381	393,319
	MFS High Yield Municipal Trust	385,623	1,160,725
	MFS Investment Grade Municipal Trust	113,582	764,407
(a)	Morgan Stanley Emerging Markets Debt Fund, Inc.		721,564
(a)	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.		1,231,286
(a)	Neuberger Berman California Municipal Fund, Inc.	71,956	755,538
	Neuberger Berman New York Municipal Fund, Inc.	50,964	471,417
	New America High Income Fund	30,516	198,659
	Nuveen Core Plus Impact Fund		1,331,200
	Nuveen Global High Income Fund		292,158
	Nuveen Mortgage & Income Fund		1,350,720
	Nuveen Ohio Quality Municipal Income Fund	112,900	1,326,575
	Nuveen Preferred & Income Securities Fund	500	3,285
	Nuveen Short Duration Credit Opportunities Fund	15,706	185,802
(a)	PGIM Global High Yield Fund, Inc.	19,878	229,392
	Pioneer Floating Rate Trust	121,814	1,050,037
	Pioneer High Income Fund	9,094	58,747
	Pioneer Muni High Income Advisor Trust	9,452	71,363

			(Continued)

Matisse Discounted Bond CEF Strategy
Schedule of Investments - Continued
(Unaudited)
As of September 30, 2022
	Shares	Value (Note 1)

CLOSED-END FUNDS - Continued
Pioneer Municipal High Income Trust	14,268	$ 117,140
Pioneer Municipal High Income Opportunites Fund	86,523	877,343
Templeton Emerging Markets Income Fund	22,992	101,855
Vertical Capital Income Fund	61,149	545,449
Virtus Global Multi-Sector Income Fund	123,783	925,897
Western Asset Diversified Income Fund	110,000	1,383,800
Western Asset Emerging Markets Debt Fund, Inc.	118,089	942,350
Western Asset Intermediate Muni Fund, Inc.	4,147	30,480
Western Asset Mortgage Opportunity Fund	130,000	1,444,300
Western Asset Municipal Partners Fund, Inc.	31,435	352,072
Western Asset Opportunities & Income Fund	95,420	865,459
Total Closed-End Funds (Cost $37,586,229)		31,044,941

Investments, at Value (Cost $37,586,229) - 85.41%		$ 31,044,941
Other Assets Less Liabilities - 14.59%		5,303,976
Net Assets - 100.00%		$ 36,348,917

(a) Securities pledged as collateral for margin/borrowings.

Summary of Investments
by Sector
	% of Net Assets	Value
Closed-End Funds	85.41%	$ 31,044,941
Other Assets Less Liabilities	14.59%	5,303,976
Total Net Assets	100.00%	$ 36,348,917

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statement of Assets and Liabilities
(Unaudited)
As of September 30, 2022

Assets:
Investments, at value (cost $37,586,2291)	$31,042,542
Receivables:
Investments sold	363,316
Fund shares sold	548
Dividends and interest	139,616
Prepaid Expenses:
Insurance expenses	1,527

Total assets	31,547,549

Liabilities:
Due to broker	588,883
Payables:
Investments purchased	328,929
Accrued expenses:
Professional fees	18,211
Advisory fees	10,165
Other operational expenses	9,448
Trustee fees and meeting expenses	21

Total liabilities	955,657

Net Assets	$30,591,892

Net Assets Consist of:
Paid in Interest	$36,943,868
Accumulated Deficit	(6,351,976)

Net Assets	$30,591,892

Institutional Class shares outstanding, no par value (unlimited authorized shares)	3,338,698
Net Assets	$30,591,892
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$9.16

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statement of Operations
(Unaudited)
For the fiscal period ended September 30, 2022

Investment Income:
Dividends	$1,338,696

Total Investment Income	1,338,696

Expenses:
Advisory fees (note 2)	129,255
Administration fees (note 2)	21,027
Transfer agent fees (note 2)	18,861
Fund accounting fees (note 2)	17,235
Professional fees	16,470
Registration and filing expenses	10,248
Custody fees (note 2)	5,799
Compliance fees (note 2)	5,459
Interest expenses (note 8)	5,178
Trustee fees and meeting expenses (note 3)	4,392
Security pricing fees	3,294
Insurance fees	1,554
Shareholder fulfillment fees	1,288
Other expenses (note 2)	914

Total Expenses	240,974

Fees waived by the Advisor (note 2)	(52,993)

Net Expenses	187,981

Net Investment Income	1,150,715

Realized and Unrealized Gain on Investments:

Net realized gain from:
Investments	(1,421,799)
Capital gain distributions from underlying funds	-
Total net realized loss	(1,421,799)

Net change in unrealized depreciation on investments	(5,433,065)

Net Realized and Unrealized Loss on Investments	(6,854,864)

Net Decrease in Net Assets Resulting from Operations	$(5,704,149)

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statements of Changes in Net Assets
	September 30,	March 31,
For the period or fiscal year ended	2022 (a)	2022

Operations:
Net investment income	$ 1,150,715	$ 778,463
Net realized gain from investment transactions	(1,421,799)	1,801,695
Capital gain distributions from underlying funds	-	93,476
Net change in unrealized appreciation (depreciation) on
investments	(5,433,065)	(3,356,266)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,704,149)	(682,632)

Distributions to Shareholders:
Institutional Class Shares	(1,206,634)	(2,710,373)

Decrease in Net Assets Resulting from Distributions	(1,206,634)	(2,710,373)

Beneficial Interest Transactions:
Shares sold	16,375,652	11,071,797
Reinvested dividends and distributions	1,155,307	2,617,659
Shares repurchased	(12,213,648)	(2,753,370)

Increase in Net Assets from Beneficial Interest Transactions	5,317,311	10,936,086

Net Increase in Net Assets	(1,593,472)	7,543,081

Net Assets:
Beginning of Period	32,185,364	24,642,283
End of Period	$ 30,591,892	$ 32,185,364

Share Information:
Institutional Class Shares	Shares	Shares
Shares sold	1,572,103	873,910
Reinvested dividends and distributions	121,176	214,678
Shares repurchased	(1,204,220)	(221,218)
Net Increase in Shares of
Beneficial Interest	489,059	867,370

(a) Unaudited.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Financial Highlights

For a share outstanding during the	September 30,		March 31,
periods or fiscal year ended	2022	(h)	2022		2021	(f)

Net Asset Value, Beginning of Period	$ 11.29		$ 12.43		$ 10.00

Income from Investment Operations
Net investment income (e)	0.34		0.32		0.51
Net realized and unrealized gain (loss)
on investments	(2.11)		(0.39)		2.56

Total from Investment Operations	(1.77)		(0.07)		3.07

Less Distributions:
Dividends (from net investment income)	(0.36)		(0.52)		(0.64)
Capital gains	-		(0.55)		-

Total Distributions	(0.36)		(1.07)		(0.64)

Net Asset Value, End of Period	$ 9.16		$ 11.29		$ 12.43

Total Return	(15.76)%	(c)	(1.02)%		31.34%	(c)

Net Assets, End of Period (in thousands)	$ 30,592		$ 32,185		$ 24,642

Ratios of:
Interest Expense to Average Net Assets	0.01%	(b)	0.00%	(g)	0.01%	(b)
Gross Expenses to Average Net Assets (a)(d)	1.29%	(b)	1.38%		2.00%	(b)
Net Expenses to Average Net Assets (a)(d)	1.00%	(b)	0.99%		1.00%	(b)
Net Investment Income to Average
Net Assets (a)(d)	3.13%	(b)	2.56%		4.71%	(b)

Portfolio turnover rate	41.01%	(c)	70.40%		37.27%	(c)

(a)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(b) Annualized.
(c) Not annualized.
(d) Includes interest expense.
(e) Calculated using the average shares method.
(f)	For the period April 30, 2020 (Date of Initial Public Investment) through March 31, 2021.
(g) Less than 0.01% of average net assets.
(h) Unaudited.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022

1.  Organization and Significant Accounting Policies
The Matisse Discounted Bond CEF Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a separate diversified series of the Trust.
The Fund’s investment advisor, Deschutes Portfolio Strategy, LLC, dba Matisse Capital, (the “Advisor”), seeks to achieve the Fund’s investment objective of total return with an emphasis on providing current income by principally investing in unaffiliated closed-end funds that are registered under the Investment Company Act of 1940. The Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted closed-end funds that primarily invest in bonds.
The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.
Investment Valuation
The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.
Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2022, for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$31,044,941	$31,044,941	$-	$-
Total Assets	$31,044,941	$31,044,941	$-	$-

(a)	The Fund had no Level 3 securities as of the fiscal period ended September 30, 2022.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
Distributions
The Fund may declare and distribute dividends from net investment income, if any, quarterly. Distributions from capital gains, if any, are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.
Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.
Risk Considerations
Closed-End Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment. Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price. If a closed-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return. Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund's actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund's NAV and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds. Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.
(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
Fund of Funds Risk. The Fund is a "fund of funds." The term "fund of funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund's direct fees and expenses. The Fund's performance depends in part upon the performance of the funds' investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.
Control of Closed-End Funds Risk.  Although the Fund and the Advisor will evaluate regularly each closed-end fund to determine whether its investment program is consistent with the Fund's investment objective, the Advisor will not have any control over the investments made by a closed-end fund.  The investment advisor to each closed-end fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.
Fixed Income Securities Risk. When the Portfolio Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income 6 securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.
Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the closed-end funds, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the closed-end funds may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations.
Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, (a) if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of 5 years would be expected to fall approximately 5.0% if interest rates rose by 1.0% and a portfolio with a duration of 2 years would be expected to fall approximately 2.0% if interest rates rose by 1.0%.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce a closed-end fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.
Prepayment Risk. During periods of declining interest rates, prepayment of debt securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the closed-end funds may have to reinvest at a lower interest rate.
Derivatives Risk. The Fund may invest indirectly in derivatives through its investments in shares of the closed-end funds. The closed-end funds may use derivative instruments, which derive their value from the value of an underlying security, currency, or index. Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.
(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
COVID-19 and Other Infectious Illnesses Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.
Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities described below.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. Fluctuations in the value of equity securities held by the closed-end funds will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.
o   Preferred Stock Risks. Generally, preferred stockholders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued) and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer will default and fail to make scheduled dividend payments on the preferred stock held by the closed-end funds
Foreign Securities Risk. The Fund may invest indirectly in foreign securities through its investments in shares of closed-end funds. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in this prospectus and the Fund’s Statement of Additional Information.
Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The portfolio managers' experience is discussed in the section of this prospectus entitled "Management of the Funds – Investment Advisor."
Quantitative Model Risk. Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Leverage Risk. Although the Fund will not itself employ leverage, the closed-end funds will often employ leverage, subject to investment company limits set forth by the U.S. Securities and Exchange Commission (the “SEC”).  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Limited History of Operations Risk. The Fund is newly formed and has a limited history of operations for investors to evaluate. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default, and/or bankruptcy.
Management Style Risk. Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions. The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds. Each type of investment tends to go through cycles of performing better or worse than the market in general. The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Money Market Mutual Fund Risk. The Fund may invest in money market mutual funds in order to manage its cash component. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
2.  Transactions with Related Parties and Service Providers
Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.70% of the Fund’s average daily net assets.  For the fiscal period ended September 30, 2022, $129,255 in advisory fees were incurred, $52,993 of which were waived by the Advisor.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until July 31, 2023.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup from the Fund any expenses paid by the Advisor under the Expense Limitation Agreement.
Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month.The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. For the fiscal period ended September 30, 2022, the Administrator received $915 in miscellaneous expenses.
A breakdown of these fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (Average monthly)	Fund Accounting Fees (asset-based fee)		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate		Net Assets	Annual Rate	Per state
First $100 million	0.100%	First $200 million	0.020%	$2,250	First $50 million	0.02%	$150
Next $100 million	0.090%	Over $200 million	0.009%	$500/ additional class	Next $50 million	0.015%
Next $100 million	0.080%				Over $100 million	0.01%
Next $100 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $100 million	0.060%
Over $500 million	0.050%
Over $750 million	0.040%
Over $1 billion	0.030%

The Fund incurred $21,027 in administration fees, $5,799 in custody fees, and $17,235 in fund accounting fees for the fiscal period ended September 30, 2022.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022

Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.
Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.
Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor. For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.
3.   Trustees and Officers
The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.
Certain officers of the Trust may also be officers of the Administrator.
4.  Purchases and Sales of Investment Securities
For the fiscal period ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Purchases of Securities	Proceeds from Sales of Securities
$20,378,069	$14,701,861

5.  Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.
Management has reviewed the Fund’s tax positions during the year/period ended March 31, 2022 and September 30, 2022, and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal period ended September 30, 2022, the Fund did not incur any interest or penalties.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements (Unaudited)

As of September 30, 2022
Distributions during the year or period ended were characterized for tax purposes as follows:
	September 30, 2022	March 31, 2022
Ordinary Income	$1,206,634	$ 1,933,501
Tax Exempt Income	-	204,237
Long-Term Capital Gains	-	572,635
Total Income Distribution	$1,206,634	$ 2,710,373

As of September 30, 2022, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 37,586,229

Unrealized Appreciation	28,111
Unrealized Depreciation	(6,569,399)
Net Unrealized Depreciation	$ (6,541,288)

6.  Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2022, Charles Schwab & Co., Inc. held 73.71% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares of record owned by Charles Schwab & Co., Inc. are also owned beneficially.
7.  Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
8.   Borrowings
The Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.
Interest is based on the Federal Funds rate plus 1.57% on the first $100,000, the Federal Funds rate plus 1.07% on the next $900,000, the Federal Funds rate plus 0.75% on balances between $1,000,000 and $3,000,000, and the Federal Funds rate plus 0.75% on balances greater than $3,000,000. The average borrowing during the fiscal period ended September 30, 2022, was $488,156, and the average interest rate during the same period was 0.37%.
Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The Fund had no borrowings as of the fiscal period ended September 30, 2022.  Total interest expense for the fiscal period was $5,178 as reflected in the Statement of Operations.
9.  Subsequent Events
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of September 30, 2022

1.	Proxy Voting Policies and Voting Record
A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.
3.	Tax Information
We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal period. The following information is provided for the Fund’s fiscal period ended September 30, 2022.
During the fiscal period, the Fund paid $1,206,634 in income distributions but no long-term capital gain distributions.
Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.
4.	Schedule of Shareholder Expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2022, through September 30, 2022.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of September 30, 2022

Institutional Class Shares	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 842.40	$4.61
	$1,000.00	$1,020.06	$5.06
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized net expense ratio of 1.00%, multiplied by the number of days in the fiscal period divided by the number of days in the fiscal year (to reflect the six month period).
5.   Approval of Investment Advisory Agreement
In connection with the regular Board meeting held on March 10, 2022, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.
In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreements.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Advisor began managing the Fund (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares (although no portion of the investment advisory fee was targeted to pay distribution expenses).  The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and financial condition.
After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies, and limitations. The Trustees noted that the Fund outperformed the peer group and category averages for the 1-year and since inception periods. The Trustees also noted that the Fund outperformed its benchmark for all periods.
After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
Fees and Expenses.  The Trustees noted that the management fee for the Fund was higher than the average of the peer group and category but was in line with other similar accounts managed by the Advisor. The Trustees also noted that the expense ratio for the Fund was higher than the peer group average and category averages. The Trustees further discussed that the Advisor believed this was due primarily to the small size of the Fund relative to those comparison groups. The Trustees considered the Advisor’s unique research and investment process in evaluating the reasonableness of its management fee.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of September 30, 2022

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.
(iv)
Profitability.  The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months. The Board noted that the Advisor realize a profit for the Fund for the prior twelve months of operations. The Board considered the quality of the advisor’s service to the Fund, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(v)
Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels but noted the Advisor’s willingness to consider breakpoints in the future as assets grow. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.

FACTS	WHAT DOES THE MATISSE DISCOUNTED BOND CEF STRATEGY DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■Social Security number and assets
■Account balances and transaction history
■Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matisse Discounted Bond CEF Strategy chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-773-3863

Who we are
Who is providing this notice?	The Starboard Investment Trust, on behalf of the Matisse Discounted Bond CEF Strategy, a series of the Trust.

What we do
How does the Matisse Discounted Bond CEF Strategy protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Matisse Discounted Bond CEF Fund Strategy collect my personal information?
We collect your personal information, for example, when you
■Open an account or give us your account information
■Make deposits or withdrawals from our account
■Pay us by check or make a wire transfer
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■Sharing for affiliates’ everyday business purposes – information  about your creditworthiness
■Affiliates from using your information to market to you
■Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Deschutes Portfolio Strategies, the investment advisor, is an affiliate of the Matisse Discounted Bond CEF Strategy.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■   The Matisse Discounted Bond CEF Strategy does not share information with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Matisse Discounted Bond CEF Strategy does not jointly market.

Matisse Discounted Bond CEF Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services	Deschutes Portfolio Strategies
116 South Franklin Street	4949 Meadows Road
Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Suite 200 Lake Oswego, Oregon 97035

Telephone: 800-773-3863 World Wide Web @: ncfunds.com	Telephone: 503-210-3001 World Wide Web @: matissecap.com/funds

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
None.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
By:	Katherine M. Honey President and Principal Executive Officer

Date:	December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
By:	Katherine M. Honey President and Principal Executive Officer

Date:	December 5, 2022

/s/ Ashley H. Lanham
By:	Ashley H. Lanham Treasurer, Principal Financial Officer, and Principal Accounting Officer

Date:	December 1, 2022